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                                                                EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts," and to the use of our report dated February 14, 1997, in the Registration Statement (Form S-1) and related Prospectus of Transkaryotic Therapies, Inc. for the registration of 1,000,000 shares of its common stock.

                                        /s/  ERNST & YOUNG LLP
                                        --------------------------
                                        ERNST & YOUNG LLP

Boston, Massachusetts
July 21, 1997